Exhibit 10.1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ADDENDUM 1 TO AMENDED AND RESTATED SUPPLY AGREEMENT

This Agreement (“Addendum 1”) dated as of August 1, 2013, amends that certain Amended and Restated Supply Agreement, dated as of September 1, 2011 (the “Agreement”) between CERUS CORPORATION (“Cerus”) and ASH STEVENS, INC. (“Ash Stevens”).

Capitalized terms used in this Addendum 1, except as otherwise defined herein, shall have the definitions set forth in the Agreement.

The Agreement is hereby amended as follows:

1.	ADDITIONAL PROJECT. The Agreement is hereby expanded to include the Project description set forth in Schedule I to this Addendum 1.

2.	COMPENSATION. For activities under this Addendum 1, Cerus will pay Ash Stevens as provided under task one in Schedule I to this Addendum 1. Aggregate fees for the activities described in Schedule I shall not exceed $[ * ], except as may be approved in a written amendment to this Agreement signed by the chief financial officer of Cerus.

3.	FULL FORCE AND EFFECT. Except as amended by this Addendum 1, all terms of the Agreement remain in full force and effect.

ASH STEVENS, INC.

By:	/s/ Vince Ammoscato 8/2/13
Printed Name: Vince Ammoscato
Title: VP, Operations

CERUS CORPORATION

By:	/s/ Kevin D. Green
Kevin D. Green
Chief Financial Officer

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE I

PROJECT DESCRIPTION

See Attached

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Suzanne Margerum Cerus Corporation 2411 Stanwell Drive Concord, CA 94520	30 May, 2013

Transmitted via e-mail

Dear Ms. Margerum:

Thank you for taking the time to explain Cerus’ drug substance needs going forward. Pursuant to those discussions, ASI is pleased to provide the following proposal for your review.

This proposal addresses stability studies for [ * ]. All regulated activities and deliverables specified in this proposal shall be in accordance with cGMPs as outlined in US 21 CFR 210 and 211, EU Directives 91/356/EEC and ICH Q7.

Task:	Cost
1. Stability Studies on [ * ]

Generation of Protocol, Initial Report, T0 Time Point (Predicated on starting study [ * ])	$	[ * ]

Intermediate Time Points [ * ]

Analysis to include Identity (Appearance), Purity (a/a%) and Assay (wt/wt%), Related Substances (a/a%), Water Content (KF; volumetric and coulometric); pH and Appearance of [ * ]

	$	[ * ]

Intermediate and Final Time Points [ * ]. Analysis to include Identity (Appearance), Purity (a/a%) and Assay (wt/wt%), Related Substances (a/a%), Water Content (KF; volumetric and coulometric); pH and Appearance of [ * ]	$	[ * ]

Two [ * ] Conditions in [ * ] 1. [ * ] 2. [ * ]

One [ * ] Condition in [ * ] 1. [ * ]

Ash Stevens, Confidential

1 of 2

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Progress payments for stability, as indicated above, will be invoiced at the end of each Time Point upon QA release of a report. All invoices are in U.S. Dollars and are due [ * ]. Please refer to [ * ] in all correspondence concerning this quote and on all POs. This quote is valid for 30 days.

Best regards,

Vince Ammoscato, M.Sc.

Vice President, Operations

Ash Stevens Inc.

[ * ]

Ash Stevens, Confidential

2 of 2

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.